GAMCO INTERNATIONAL GROWTH, INC.

Supplement dated May 31, 2018

to

GAMCO International Growth Fund, Inc.’s Summary Prospectus dated April 30, 2018

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”) dated April 30, 2018, of GAMCO International Growth Fund, Inc. (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, remains unchanged. Capitalized terms have the same meaning as in the Summary Prospectus.

Effective June 1, 2018, Gabelli Funds, LLC, the Adviser, has agreed to amend its contractual agreement with respect to Class AAA shares of the Fund and to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25% for Class AAA shares. This arrangement is in effect through April 30, 2019, and may be terminated only by the Board of Directors of the Fund before such time. There are no changes to the terms of the contractual agreement with respect to the Fund’s Class I shares.

Under this same arrangement, the Fund has agreed, during the three year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.25% for Class AAA shares after giving effect to the repayments.

Revised Fees and Expenses Table

To reflect the changes in the contractual fee and expense waivers, the section “Fees and Expenses” in the Fund’s Summary Prospectus is modified as follows:

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 11 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.89%	0.89%	0.89%	0.89%

Total Annual Fund Operating Expenses	2.14%	2.14%	2.89%	1.89%
Fee Waiver and/or Expense Reimbursement	(0.89)%	None	None	(0.89)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.25%	2.14%	2.89%	1.00%

(1)	Gabelli, LLC, the Fund’s Adviser, has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25% and 1.00% for Class AAA and Class I shares, respectively. This arrangement is in effect through April 30, 2019, and may be terminated only by the Board of Directors of the Fund before such time. The Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Global Growth Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$584	$1,068	$2,402
Class A Shares	$780	$1,206	$1,658	$2,905
Class C Shares	$392	$895	$1,523	$3,214
Class I Shares	$102	$507	$938	$2,139

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$127	$584	$1,068	$2,402
Class A Shares	$780	$1,206	$1,658	$2,905
Class C Shares	$292	$895	$1,523	$3,214
Class I Shares	$102	$507	$938	$2,139

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE